Financial Instruments	12 Months Ended
Dec. 31, 2022
Disclosure of detailed information about financial instruments [abstract]
Financial Instruments
Note 21 - Financial Instruments

A.	Overview

The Company has exposure to the following risks from its use of financial instruments:

●	Credit risk
●	Liquidity risk
●	Market risk

This note presents quantitative and qualitative information about the Company’s exposure to each of the above risks, and the Company’s objectives, policies and processes for measuring and managing risk.

In order to manage these risks and as described hereunder, the Company executes transactions in derivative financial instruments. Presented hereunder is the composition of the derivatives:

	For the year ended December
	2022	2021
	€ in thousands
Derivatives presented under current assets
Currency swap	-	639
Swap contracts	273	-
	273	639

Derivatives presented under non-current assets
Swap contracts	1,488	-
Currency swap	-	2,635
	1,488	2,635

Derivatives presented under current liabilities
Swap contracts	-	(3,431)
Financial power swap	(33,183)	(11,352)
	(33,183)	(14,783)

Derivatives presented under non-current liabilities
Financial power swap	(28,354)	(9,542)
Swap contracts	-	(565)
	(28,354)	(10,107)

The following table sets forth the details of the Company’s financial power swap and SWAP contracts with banking institutions:

	December 31, 2022
	Currency/	Currency/		Fair value - €
	linkage/interest rate	linkage/interest rate		in
	receivable	Payable	Date of expiration	thousand

Euro 17.6 million interest swap transaction for a period of 18 years, semi-annually.	Euribor 6 months	Fixed 1%	December 20, 2037	1,761
Financial power swap- electricity price swap fixed for float	Electricity price in Spain	Fixed price	September 30, 2030	(61,537)

B.	Risk management framework

The Company’s management and board of directors have overall responsibility for the establishment and oversight of the Company’s risk management framework.

The Company’s risk management policies are established to identify and analyze the risks faced by the Company, to set appropriate risk limits and controls, and to monitor risks and adherence to limits. Risk management policies and systems are reviewed regularly to reflect changes in market conditions and the Company’s activities. The Company, through its training and management of standards and procedures, aims to develop a disciplined and constructive control environment in which all employees understand their roles and obligations.

The Company’s Audit Committee oversees how management monitors compliance with the Company’s risk management policies, procedures and reviews the adequacy of the risk management framework in relation to the risks faced by the Company. The Company Audit Committee is assisted in its oversight role by Internal Audit. Internal Audit undertakes both regular and ad hoc reviews of risk management controls and procedures, the results of which are reported to the Audit Committee.

C.	Credit Risk

As at December 31, 2022, the Company does not have any significant concentration of credit risk.

Cash and short-term deposits
As at December 31, 2022 and 2021, the Company had cash and cash equivalents in the amount of €46,458 thousand and €41,229 thousand, respectively. The Company’s cash and cash equivalents are deposited with financial institutions that received a credit rating (international rating scale). See also Note 4.

Marketable securities
As at December 31, 2022 and 2021, the Company invested in a traded bond in an amount of €2,836 thousand and €1,946 thousand, respectively, with the intention to maintain the value of its liquid resources. See also Note 5.

Restricted cash
As at December 31, 2022 and 2021, the Company had a balance of current restricted cash in an amount of €900 thousand and €1,000 thousand, respectively, and a balance of non-current restricted cash of €20,192 thousand and €15,630 thousand, respectively. See also Note 5.

Trade and other receivables
As at December 31, 2022 and 2021, the Company had a balance of trade receivables of €420 thousand and €598 thousand, respectively. This balance mainly refers to the balance from the IEC for the PV Plant located in Israel and is due in 30 days. It is also referring to NEXUS or GNERA that represent the PV Plants located in Spain in their dealings with the Spanish National Energy Commission, and are due within 60 days from issuance and trade receivables from gas sold in market price in the Netherland due within 30 days from issuance.

As at December 31, 2022 and 2021, the Company had a balance of revenue receivables of €1,062 thousand and €3,794 thousand, respectively. This balance refers to amounts to be paid from several entities.

In Spain, for the facilities that are eligible to receive incentives (such as the Company’s four Spanish PV facilities) amounts to be paid are from an agent that represent the PV Plants located in Spain in its dealings with the Spanish National Energy Commission. To the extent the facility is eligible to receive incentives, the incentives (consisting of an investment retribution and operational retribution) are paid on a monthly basis (commencing January) based on varying percentages of the accumulated incentives from the beginning of the fiscal year, provided that the entire amount of the incentives is required to be paid to the eligible entity by the end of June of the following fiscal year.

Also in Spain, for the facilities that sell the electricity in the market, amounts to be paid are from an agent that represent the PV Plants located in Spain in its dealings with the Spanish National Energy Commission and are representing the market sale for the last week of the month and the monthly settlement due within 15 till 30 days.

In the Netherlands, the amounts to be paid are from Enterprise Agency that is responsible to pay the amount of subsidy for the Biogas plants in the Netherlands. The incentives are paid through equal monthly installments based on the effective production of the previous year for each plant, or if not available, on the basis of the regional forecast. The balance is paid within the end of June of the subsequent year.

In Israel, the amounts to be paid from IEC are due in 30 days.

The Company’s management closely monitors the economic and political environment in which it operates. As per the Company's management estimations there are no significant credit risks assigned to the trade receivables and income receivables as these amounts are due by governmental agencies or by established companies that pay on a weekly or monthly basis.

As at December 31, 2022 and 2021, the Company had a balance of government authorities’ receivables of €3,752 thousand and €1,602 thousand, respectively. This balance refers to VAT receivables in Spain, Italy, Israel and the Netherlands.

D.	Liquidity risk

Liquidity risk is the risk that the Company will encounter difficulty in meeting the obligations associated with its financial liabilities that are settled by delivering cash or another financial asset. The Company’s approach to managing liquidity is to ensure, as far as possible, that it will always have sufficient liquidity to meet its liabilities when due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to the Company’s reputation.

The cash surpluses held by Company that are not required for financing their current activity, are invested in interest-bearing investment channels such as: short-term deposits and marketable securities. These investment channels are chosen by the Company’ managements based on future forecasts of the cash the Company will require in order to meet their liabilities.

Cash flow forecasts are determined on both an individual company basis and a consolidated basis. The Company examines current forecasts of its liquidity requirements so as to make certain that there is sufficient cash for its operating needs, and it is careful at all times to have enough unused credit facilities so that the Company does not exceed its credit limits and is in compliance with its financial covenants. These forecasts take into consideration matters such as the Company’s plan to use debt for financing its activity, compliance with required financial covenants, compliance with certain liquidity ratios, and compliance with external requirements such as laws or regulation.

As of December 31, 2022, the Company had working capital deficiency of approximately €26.5 million. The working capital deficiency as of December 31, 2022, resulted from the recording of current maturities of derivatives in the amount of approximately €33.2 million as a result of the increase in the fair value of the liability resulting from the Talasol PPA following the increase in expected electricity prices. These current maturities do not impact the Company’s cash flows in the next 12 months as Talasol’s revenues from the sale of electricity during the same period are expected to exceed its liability and payments to the Talasol PPA provider. The Company’s board of directors reviewed the financial position, outstanding debt obligations and the existing and anticipated cash resources and uses and determined that the existence of a working capital deficiency as of December 31, 2022 does not indicate a liquidity problem.

The Company has contractual commitments due to debentures issued, financing agreements and EPC and O&M agreements of its subsidiaries in Spain and in Israel. See also Note 6, Note 11 and Note 12.

The following are the contractual maturities of financial liabilities at undiscounted amounts and based on the spot rates at the reporting date, including estimated interest payments. This disclosure excludes the impact of netting agreements:

	December 31, 2022
	Carrying	Contractual	Less than			More than
	amount	cash flows	1 year	2 years	3-5 years	5 years
	€ in thousands
Non-derivative financial liabilities

Long term loans, including current maturities	273,863	363,553	30,392	42,547	43,381	247,233

Debentures	110,428	141,140	22,878	62,710	55,552	-

Lease liabilities	22,750	35,911	1,630	3,233	3,194	27,854

Trade payables and other accounts payable	15,144	15,144	15,144	-	-	-
	422,185	555,748	70,044	108,490	102,127	275,087

Derivative finance liabilities

Financial power swap	61,537	61,537	33,183	26,424	(2,666)	4,596

	61,537	61,537	33,183	26,424	(2,666)	4,596

	December 31, 2021
	Carrying	Contractual	Less than			More than
	amount	cash flows	1 year	2 years	3-5 years	5 years
	€ in thousands
Non-derivative financial liabilities

Long term loans, including current maturities	218,895	240,038	147,127	20,671	18,347	53,892

Debentures	137,299	150,116	24,244	66,481	59,391	-

Lease liabilities	20,129	25,825	4,832	2,244	2,201	16,548

Trade payables and other accounts payable	22,058	22,058	22,058	-	-	-
	398,381	438,037	198,261	89,396	79,939	70,440

Derivative finance liabilities

Financial power swap	20,894	20,894	11,352	14,079	1,961	(6,498)

Swap contracts	3,996	3,996	3,431	234	157	174

	24,890	24,890	14,783	14,313	2,118	(6,324)

E.	Market risk

Market risk is the risk that changes in market prices will affect the Company’s income or the value of its holdings of financial instruments. The objective of market risk management is to manage and control market risk exposures within acceptable parameters, while optimizing the return.

The principal risks that the Company faces, as assessed by management, are as follows: a change in the regulation applicable to the area of activity, a change in the tariffs as approved by the relevant electricity authorities in the countries in which the Company operates, changes in the situation of the electricity and gas market, political and security events.

The Company uses hedging instruments in an attempt to manage interest rate, currency and other market-related risks. The majority of the Company's derivative contracts are OTC derivatives, i.e., derivative contracts that are not transacted on an exchange. These derivatives are entered into under ISDA Master Agreements. If counterparty defaults on these contracts, the underlying exposure would no longer be effectively hedged, which could result in losses. Disruptions such as market crises and economic recessions may put a strain on the availability and effectiveness of hedging instruments. For example, although the Company estimates the expected transition away from Libor and Euribor, as addressed by the Amendments to IAS 39, Financial Instruments, Interest Rate Benchmark Reform – Phase 2, not to have a material effect on the Company,’s financial statements, similar benchmark rates may have a different impact on the hedged item and the hedging instrument, which could cause some of the Company hedge to become ineffective, resulting in potential losses.

(1)	Foreign currency risk

As a result of the Company’s operations and presentation currency, the Company is exposed to the impact of exchange rate fluctuations of the Euro/USD and NIS/Euro on the Company’s balance sheet and profit and loss.

In order to manage the currency risk resulting from the Series B Debentures, which are denominated in NIS, the Company executed currency swap transactions in April 2017. The Company exchanged Series B Debentures NIS denominated notional principal in the aggregate amount of NIS 83,232 thousand with a euro notional principal. Such currency swap transactions qualified for hedge accounting. Following the repayment of the Series B Debentures, on February 28, 2021, the Company realized the currency swap in the amount of €246 thousand.

In order to manage the currency risk resulting from the Series C Debentures, which are denominated in NIS, the Company executed currency swap transactions in March 2021. The Company exchanged Series C Debentures NIS denominated notional principal in the aggregate amount of NIS 100,000 thousand with a euro notional principal. Such currency swap transactions qualify for hedge accounting. On August 17, 2022, the currency swap was realized at an exercise price of 3,800 thousand euros.

(a)	The exposure to linkage and foreign currency risk

The Company’s exposure to linkage and foreign currency risk was as follow:

	December 31, 2022
	Non-monetary/ Non finance	NIS(*)	Unlinked	EURO	Total
	€ in thousands

Current assets:
Cash and cash equivalents	-	30,359	55	16,044	46,458
Marketable securities	-	-	2,836	-	2,836
Restricted cash	-	-	-	900	900
Receivable from concession project	-	1,799	-	-	1,799
Trade and other receivables	2,174	4,694	16	5,798	12,682
Non-current assets:
Investments in equity accounted investees	23,976	6,053	-	-	30,029
Advances on account of investments	2,328	-	-	-	2,328
Receivable from concession project	-	24,795	-	-	24,795
Fixed assets	365,756	-	-	-	365,756
Right-of-use asset	30,020	-	-	-	30,020
Intangible asset	4,094	-	-	-	4,094
Restricted cash and deposits	-	5,607	-	14,585	20,192
Deferred tax	23,510	-	-	-	23,510
Long term receivables	7,840	1,171	-	259	9,270
Derivatives	-	-	-	1,488	1,488
Current liabilities:
Current maturities of long term bank loans	-	(2,091)	-	(10,724)	(12,815)
Current maturities of long term loans	-	-	-	(10,000)	(10,000)
Current maturities of debentures	-	(18,714)	-	-	(18,714)
Trade payables	-	(123)	-	(4,381)	(4,504)
Other payables	-	(6,107)	-	(5,100)	(11,207)
Current maturities of derivatives	-	-	-	(33,183)	(33,183)
Current maturities of lease liabilities	-	(193)	-	(552)	(745)
Non-current liabilities:
Long-term lease liabilities	-	(4,740)	-	(17,265)	(22,005)
Long-term loans	-	(13,495)	-	(215,971)	(229,466)
Other long-term bank loans	-	(7,538)	-	(14,044)	(21,582)
Debentures	-	(91,714)	-	-	(91,714)
Deferred tax	(6,770)	-	-	-	(6,770)
Derivatives	-	-	-	(28,354)	(28,354)
Other long-term liabilities	-	(2,021)	-	-	(2,021)
Total exposure in statement
of financial position in
respect of financial assets
and financial liabilities	452,928	(72,258)	2,907	(300,500)	83,077

(*) Including items linked to the Israeli CPI

	December 31, 2021
	Non-monetary/ Non finance	NIS(**)	Unlinked	EURO	Total
	€ in thousands

Current assets:
Cash and cash equivalents	-	30,405	1,090	9,734	41,229
Marketable securities	-	-	1,946	-	1,946
Short term deposits	-	28,410	-	-	28,410
Restricted cash	-	-	-	1,000	1,000
Receivable from concession project	-	1,784	-	-	1,784
Trade and other receivables	1,020	739	-	7,728	9,487
Non-current assets:
Investments in equity accounted investees	25,534	8,495	-	-	34,029
Advances on account of investments	1,554	-	-	-	1,554
Receivable from concession project	-	26,909	-	-	26,909
Fixed assets	*340,897	-	-	-	340,897
Right-of-use asset	23,367	-	-	-	23,367
Intangible asset	4,762	-	-	-	4,762
Restricted cash and deposits	-	6,630	-	9,000	15,630
Deferred tax	12,952	-	-	-	12,952
Long term receivables	1,928	1,272	-	2,188	5,388
Derivatives	-	-	-	2,635	2,635
Current liabilities:
Current maturities of long term bank loans	-	(2,024)	-	(124,156)	(126,180)
Current maturities of long term loans	-	-	-	(16,401)	(16,401)
Current maturities of debentures	-	(19,806)	-	-	(19,806)
Trade payables	-	(218)	-	(2,686)	(2,904)
Other payables	-	(6,882)	(527)	(13,397)	(20,806)
Current maturities of derivatives	-	-	-	(14,783)	(14,783)
Current maturities of lease liabilities	-	(3,782)	-	(547)	(4,329)
Non-current liabilities:
Long-term lease liabilities	-	(5,154)	-	(10,646)	(15,800)
Long-term loans	-	(15,803)	-	(23,290)	(39,093)
Other long-term bank loans	-	(6,898)	-	(30,323)	(37,221)
Debentures	-	(117,493)	-	-	(117,493)
Deferred tax	*(9,044)	-	-	-	(9,044)
Derivatives	-	-	-	(10,107)	(10,107)
Other long-term liabilities	-	(3,905)	-	-	(3,905)
Total exposure in statement
of financial position in
respect of financial assets
and financial liabilities	402,970	(77,321)	2,509	(214,051)	114,107

** Including items linked to Israeli CPI
* Restated following application of an amendment to IAS 16 - see Note 2C.

Information regarding significant exchange rates:

	For the year ended December 31
	Rate of		Rate of
	Change		Change
	%	Dollar	%	NIS
1 Euro in 2022	(5.8)	1.066	6.6	3.753
1 Euro in 2021	(7.7)	1.132	(10.8)	3.520

(b)	Sensitivity analysis

A change as at December 31 in the exchange rates of the following euro against the USD and euro against the NIS, as indicated below would have increased (decreased) equity by the amounts shown below (after tax). This analysis is based on foreign currency exchange rate that the Company considered to be reasonably possible at the end of the reporting period. The analysis assumes that all other variables, in particular interest rates, remain constant.

	December 31, 2022
	Increase	Decrease
	Equity	Equity
	€ thousands
Change in the exchange rate of:
5% in the USD	155	(155)
5% in NIS	(963)	963

	December 31, 2021
	Increase	Increase
	Equity	Equity
	€ thousands
Change in the exchange rate of:
5% in the USD	111	(111)
5% in NIS	(1,098)	1,098

(2)	Interest rate risk

The Company is exposed to changes in fair value, as a result of changes in interest rate in connection with its loans and borrowings. The debt instruments of the Company bear interest at variable rates.

The Company entered into various project finance agreements that are based on EURIBOR rate and therefore it may be affected by adverse movements in interest rates. The Company utilizes interest rate swap derivatives to convert certain floating-rate debt to fixed-rate debt. The Company’s interest rate swap derivatives involve an agreement to pay a fixed-rate interest and receive a floating-rate interest, at specified intervals, calculated on an agreed notional amount that matches the amount of the original loan and paid on the same installments and maturity dates.

Sensitivity analysis

A change in interest rate would have increased (decreased) profit or loss by the amounts shown below:

	December 31,
	2022	2021
	Profit or loss	Profit or loss
	€ in thousands
Increase of 1%	1,313	2,446
Increase of 3%	4,245	7,368
Decrease of 1%	(1,615)	(2,474)
Decrease of 3%	(4,548)	(7,396)

(3)	Electricity market prices risk

As a result of the Company’s operations in the electricity market, the Company is exposed to the impact of changes in the electricity prices.

In June 2018, Talasol executed the Talasol PPA. The power produced by the Talasol PV Plant is expected to be sold by Talasol in the open market for the then current market power price and the Talasol PPA is expected to hedge the risks associated with fluctuating electricity market prices by allowing Talasol to secure a certain level of income for the power production included under the Talasol PPA. The hedge transaction becomes effective on Talasol requesting that the counter party will fix the fixed price pursuant to the price adjustment mechanism. The Talasol PPA became effective in March 2019 and it’s accounting treatment is according to cash flow hedge.

The fair value of the Talasol PPA is measured by discounting the future fixed and assessed cash flows, over the period of the contract and using market interest rates appropriate for similar instruments. The value is adjusted for the parties’ credit risks. The future prices are assessed the electricity field.

F.	Fair value

(1)	Fair values versus carrying amounts

The carrying amounts of certain financial assets and liabilities, including cash and cash equivalents, other accounts receivables, pledged deposits, financial derivatives credit from banks and trade payables and other accounts payables are the same or proximate to their fair value.

The fair values of the other financial liabilities, together with the carrying amounts shown in the statement of financial position, are as follows:

December 31, 2022
		Fair value
	Carrying				Valuation techniques for	Inputs used to
	amount	Level 1	Level 2	Level 3	determining fair value	determine fair value
	€ in thousands
Non-current liabilities:
Debentures	110,428	102,957	-	-
Loans from banks and others (including current maturities)	273,863	-	217,073	-	Discounting future cash flows by the market interest rate on the date of measurement.
Discount rate of Euribor+ 2% with a zero floor, Euribor+ 5.27%, fix rate for 5 years 2.65%-4.5% Linkage to Euribor, fix rate 2.58%-3.03%, fix rate 2.75%-7% Linkage to Consumer price index in Israel and floating interest rate based on the Bank of Israel Rate plus a spread of 4.35%.

	384,291	102,957	217,073	-

December 31, 2021
		Fair value
	Carrying				Valuation techniques for	Inputs used to
	amount	Level 1	Level 2	Level 3	determining fair value	determine fair value
	€ in thousands
Non-current liabilities:
Debentures	137,299	140,293	-	-
Loans from banks and others (including current maturities)	218,895	-	223,287	-	Discounting future cash flows by the market interest rate on the date of measurement.	Discount rate of Euribor+ 2.53%, fix rate for 5 years 2.9%-3.1% and 4.65% Linkage to Consumer price index in Israel

	356,194	140,293	223,287	-

(2)	Interest rates used for determining fair value

The interest rates used to discount estimated cash flows, when applicable, are based on the government yield curve at the reporting date plus an adequate credit spread, and were as follows:

December 31,
	2022	2021
%
Non-current liabilities:
Loans from banks	Discount rate of Euribor+ 2% with a zero floor	Euribor+ 1.76%- 2.75% with a zero floor
Loans from banks	fix rate for 5 years 2.65%-4.5% Linkage to Euribor	fix rate for 5 years 2.65% - 3.55%
Loans from banks	4.65% Linkage to Consumer price index in Israel	4.65% Linkage to Consumer price index in Israel
Loans from banks	fix rate 2.58%-3.03%	-
Loans from others	Euribor+ 5.27%	Euribor+ 5.27%
Loans from others	7% Linkage to Consumer price index in Israel and fixed rate of 5.5%	7% Linkage to Consumer price index in Israel and fixed rate of 5.5%

(3)	Fair values hierarchy

The financial instruments presented at fair value are grouped into classes with similar characteristics using the following fair value hierarchy which is determined based on the source of data used in the measurement:

Level 1	-	Quoted prices (unadjusted) in active markets for identical assets or liabilities.
Level 2	-	Inputs other than quoted prices included within Level 1 that are observable either directly or indirectly.
Level 3	-	Inputs that are not based on observable market data (unobservable inputs).

	December 31, 2022
	Level 1	Level 2	Level 3	Total	Valuation techniques for
	€ in thousands				determining fair value
Marketable securities	2,836	-	-	2,836	Market price
Swap contracts	-	1,761	-	1,761
Fair value is measured by discounting the future cash flows, over the period of the contract and using market interest rates appropriate for similar instruments, including the adjustment required for the parties’ credit risks.

Financial power swap	-	-	(61,537)	(61,537)
Fair value is measured by discounting the future fixed and assessed cash flows, over the period of the contract and using market interest rates appropriate for similar instruments. The value is adjusted for the parties’ credit risks.

	December 31, 2021
	Level 1	Level 2	Level 3	Total	Valuation techniques for
	€ in thousands				determining fair value
Marketable securities	1,946	-	-	1,946	Market price
Swap contracts	-	(3,996)	-	(3,996)
Fair value is measured by discounting the future cash flows, over the period of the contract and using market interest rates appropriate for similar instruments, including the adjustment required for the parties’ credit risks.

Currency swap	-	3,274	-	3,274
Fair value is measured by discounting the future cash flows, over the period of the contract and using market interest rates appropriate for similar instruments, including the adjustment required for the parties’ credit risks.

Dori Energy loan	-	-	8,495	8,495
The fair value is measured by discounting the expected future loan repayments and using market interest rates appropriate for similar instruments, including the adjustment required for the parties’ credit risks. The discounting rate was estimated at approximately 10% and the expected yearly change of Israeli Consumer Price Index, during the expected lifetime of the loan, was estimated at approximately 1%.

Financial power swap	-	-	(20,894)	(20,894)
Fair value is measured by discounting the future fixed and assessed cash flows, over the period of the contract and using market interest rates appropriate for similar instruments. The value is adjusted for the parties’ credit risks.

(4)	Level 3 financial instruments carried at fair value

The table hereunder presents reconciliation from the beginning balance to the ending balance of financial instruments carried at fair value in level 3 of the fair value hierarchy:

Financial assets
Dori Energy loan
€ in thousands

Balance as at December 31, 2020	8,745

Total income recognized in profit or loss	799
Grant of loan	335
Repayment	(2,259)
Foreign Currency translation adjustments	875

Balance as at December 31, 2021	8,495

Total income recognized in profit or loss	243
Grant of loan	128
Repayment	(149)
Conversion to capital notes	(6,053)
(2,665)

Current maturities	(2,665)

Balance as at December 31, 2022	-

Financial liability
Financial power swap
€ in thousands

Balance as at December 31, 2020	10,238

Total income recognized in other comprehensive income	(31,132)

Balance as at December 31, 2021	(20,894)

Total income is recognized in other comprehensive income	(40,643)

Balance as at December 31, 2022	(61,537)